Exhibit 23
                                                                     ----------

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




Symetrics Industries, Inc.


We hereby consent to the incorporation by reference in the October 4, 1993 Registration Statement on Form S-8 and the December 6, 1996 Registration Statement on Form S-3 of Symetrics Industries, Inc. of our report dated May 22, 1997, which appears on page 11 of this annual report on Form 10-K for the year ended March 31, 1997.





                                                      Pricher and Company








Orlando, Florida
June 12, 1997






























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